UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 20, 2015 (January 20, 2015)

THIRD POINT REINSURANCE LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36052	98-1039994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
The Waterfront, Chesney House
96 Pitts Bay Road
Pembroke HM 08 Bermuda
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: +1 441 542-3300

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
The information in Item 2.02 of this Current Report on Form 8-K of Third Point Reinsurance Ltd. (the “Company”) is intended to furnish certain estimated financial and operating results of the Company as of and for the fiscal year ended December 31, 2014 as set forth in Exhibit 99.1 to this Current Report on Form 8-K.
The estimated financial and operating results as of and for the Company’s fiscal year ended December 31, 2014 included in Exhibit 99.1 hereto are preliminary, unaudited and subject to completion, reflect management’s current views, and may change as a result of management’s review of results and other factors, including a wide variety of significant business, economic and competitive risks and uncertainties. Such preliminary results are subject to the finalization of year-end financial and accounting procedures (which have yet to be performed) and should not be viewed as a substitute for full audited annual financial statements prepared in accordance with U.S. generally accepted accounting principles. The actual results may be materially different from the estimated results. See the factors discussed under the caption “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed with the Securities and Exchange Commission on February 28, 2014 (the “Annual Report”).
The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being “furnished” to comply with Item 2.02 of Form 8-K and shall not be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.
Item 8.01. Other Events.
Updated Financial Information
The information in this section of Item 8.01 of this Current Report on Form 8-K is intended to update certain financial information that was previously provided in the Annual Report and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2014 filed with the Securities and Exchange Commission on November 7, 2014 (the “Quarterly Report”) in order to permit Third Point Re (USA) Holdings Inc. (“TPRUSA”), a Delaware corporation and an indirect wholly owned subsidiary of the Company that was incorporated on November 21, 2014, to incur indebtedness guaranteed by the Company.
The updated financial information includes, in a footnote to the consolidated financial statements of the Company for the applicable periods, condensed consolidating financial information for the periods specified in the Annual Report and the Quarterly Report with separate columns for the Company, TPRUSA, any other subsidiaries of the Company on a combined basis, consolidating adjustments and the total consolidated amounts. There was no effect on the Company’s financial position, results of operations or cash flows in any of the periods presented as a result of or otherwise relating to the updated financial information.
Accordingly, the following documents are filed as part of Item 8.01 of this Current Report on Form 8-K:
•Form 10-K: Item 8. Financial Statements and Supplementary Data (Exhibit 99.2)
•Form 10-Q: Item 1. Financial Statements (Exhibit 99.3)
Information About Third Point Re (USA) Holdings Inc.
TPRUSA is an indirect wholly owned subsidiary of the Company. Its direct parent company is Third Point Re (UK) Holdings Ltd., a private company limited by shares organized under the laws of the U.K. and Wales and a direct wholly owned subsidiary of the Company. Copies of TPRUSA’s certificate of incorporation and bylaws are filed as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K, respectively, and are hereby incorporated by reference.

TPRUSA’s only operations to date relate to accessing financing on behalf of the Company and on behalf of Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), a Bermuda company licensed as a Class 4 insurer and the wholly owned operating subsidiary of TPRUSA. Otherwise, to date TPRUSA has conducted no independent business, offers no products or services and owns no property. As a result, TPRUSA has a limited operating history and is exposed to volatility in its results of operations. Period to period comparisons of its results of operations may not be meaningful.
TPRUSA expects to provide, through a U.S.-based platform, reinsurance products that are substantially similar to the reinsurance products currently provided by the Company. In order to facilitate these new reinsurance operations and obtain surplus relief, in connection with the initial capitalization of TPRUSA and Third Point Re USA, Third Point Re USA intends to enter into a quota share reinsurance agreement with Third Point Reinsurance Company Ltd., a Bermuda company licensed as a Class 4 insurer and a wholly owned subsidiary of the Company ("Third Point Re"), pursuant to which Third Point Re would assume 75% of premium and losses for Third Point Re USA’s portfolio of reinsurance contracts. Third Point Re USA also intends to enter into a net worth maintenance agreement with the Company, pursuant to which the Company would agree to commit funds sufficient to maintain a minimum level of capital at Third Point Re USA of $250 million, and a services agreement with the Company, pursuant to which the Company would agree to provide certain general and administrative support services. In addition, Third Point Re USA intends to enter into a joint venture and investment management agreement with Third Point LLC and Third Point Advisors LLC, and to become a party to the Founders Agreement dated as of December 22, 2011 among Third Point Re and several affiliates of the Company.
TPRUSA’s U.S. presence is a strategic component of the Company’s overall growth strategy. As a result of TPRUSA’s U.S. presence, the Company expects to strengthen its relationships with U.S. cedents and brokers. The Company also expects to develop a firsthand understanding of cedent underwriting and claims capabilities that will benefit the Company’s own underwriting practices.
As a result of TPRUSA’s activities in the United States, the Company expects that TPRUSA will be subject to U.S. federal income taxation on its net income. However, the Company believes that its current activities, notwithstanding activities conducted through TPRUSA, will not cause the Company to be treated as engaging in a U.S. trade or business and will not cause the Company otherwise to be subject to current U.S. federal income taxation on its consolidated net income. See “Risk Factors--We may be subject to United States federal income taxation” in the Annual Report.
TPRUSA’s principal executive offices are located at 51 JFK Parkway, First Floor West, Short Hills, New Jersey 07078. Its telephone number is 908-608-8970.
Forward-Looking Statements
Certain statements in this Current Report on Form 8-K may constitute “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, and as defined in the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the Company’s industry, business strategy, plans, goals and expectations concerning the Company’s market position, international expansion, future operations, margins, profitability, future efficiencies, capital expenditures, liquidity and capital resources and other financial and operating information. When used in this Current Report on Form 8-K, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements in this Current Report on Form 8-K.
Forward-looking statements reflect the Company’s current expectations regarding future events, results or outcomes. These expectations may or may not be realized. Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to have been correct. Some of these expectations may be based upon assumptions, data or judgments that prove to be incorrect. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors.

Factors that could materially affect these forward-looking statements can be found in the Company’s periodic and current reports filed with the Securities and Exchange Commission. In evaluating the forward-looking statements, readers are urged to carefully consider the factors discussed under the caption “Risk Factors” in Item 1A of the Annual Report as well as any additional risk factors included in the Company’s periodic or current reports since the date of the Annual Report. Although it is not possible to identify all of these risks and factors, they include, among others, the following:

•	limited historical information about the Company;

•	operational structure currently is being developed;

•	fluctuation in results of operations;

•	more established competitors;

•	losses exceeding reserves;

•	downgrades or withdrawal of ratings by rating agencies;

•	depending on key executives;

•	dependence on letter of credit facilities that may not be available on commercially acceptable terms;

•	potential inability to pay dividends;

•	unavailability of capital in the future;

•	dependence on clients’ evaluations of risks associated with such clients’ insurance underwriting;

•	suspension or revocation of the Company’s reinsurance licenses;

•	potentially being deemed an investment company under U.S. federal securities law;

•	potential characterization of the Company and/or Third Point Reinsurance Company Ltd. as a passive foreign investment company;

•	dependence on Third Point LLC, the Company’s investment manager, to implement the Company’s investment strategy;

•	termination by Third Point LLC of the Company’s investment management agreement;

•	risks associated with the Company’s investment strategy being greater than those faced by competitors;

•	increased regulation or scrutiny of alternative investment advisers affecting the Company’s reputation;

•	the Company potentially becoming subject to United States federal income taxation;

•	the Company potentially becoming subject to U.S. withholding and information reporting requirements under the Foreign Account Tax Compliance Act; and

•	other risks and factors listed under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other periodic and current reports filed with the Securities and Exchange Commission.
Any one of these factors or a combination of these factors could materially affect the Company’s financial condition or future results of operations and could influence whether any forward-looking statements contained in this Current Report on Form 8-K ultimately prove to be accurate. The Company’s forward-looking statements are not guarantees of future performance, and readers should not place undue reliance on them. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2015	/s/ Tonya L. Marshall
	Name:	Tonya L. Marshall
	Title:	Executive Vice President, General Counsel and Secretary

 Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Incorporation of Third Point Re (USA) Holdings Inc.
3.2	Bylaws of Third Point Re (USA) Holdings Inc.
23.1	Consent of Ernst & Young Ltd.
99.1	Estimated financial and operating results of Third Point Reinsurance Ltd. for the fiscal year ended December 31, 2014.
99.2	Item 8. Financial Statements and Supplementary Data, Annual Report on Form 10-K for the fiscal year ended December 31, 2013.
99.3	Item 1. Financial Statements, Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2014.
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document